UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 6, 2024

AURORA TECHNOLOGY ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-41250	98-1624542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Embarcadero Center, Suite 1449 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(650) 550-0458

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value, $0.0001 per share, one Redeemable Warrant to acquire one-half of one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	ATAKU	The Nasdaq Stock Market LLC*
Class A Ordinary Shares	ATAK	The Nasdaq Stock Market LLC*
Redeemable Warrants, each two warrants exercisable for one Class A Ordinary Share at 11.50 per share	ATAKW	The Nasdaq Stock Market LLC*
Rights, each 10 digits entitling thereof to one Class A ordinary share	ATAKR	The Nasdaq Stock Market LLC*

* As previously disclosed, on January 10, 2024, Aurora Technology Acquisition Corp. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market indicating that the Company’s listed securities (units, ordinary shares, warrants, and rights, collectively the “Listed Securities”) will be suspended from The Nasdaq Global Market on January 19, 2024, due to the Company’s non-compliance with Listing Rule 5452(a)(1). Accordingly, and pursuant to Listing Rule 5815(a)(1)(B)(ii)(c), trading of the Listed Securities will be suspended from The Nasdaq Global Market on January 19, 2024.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, on February 26, 2023, Aurora Technology Acquisition Corp., a Cayman Islands exempted company (the “Company”) entered into a business combination agreement (as amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Company, Aurora Technology Merger Sub Corp., a Nevada corporation and a direct, wholly-owned subsidiary of the Company (“ATAK Merger Sub”), and DIH Holding US, Inc., a Nevada corporation (“DIH”). Pursuant to the Business Combination Agreement, the parties have agreed to consummate certain transactions (collectively, the “Business Combination”), subject to the terms and conditions of the Business Combination Agreement. “New DIH” refers to the Company after giving effect to the consummation of the Business Combination.

On May 12, 2023, in connection with the Business Combination, the Company first filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (No. 333-271890) (as amended, the “Registration Statement”) containing a proxy statement/prospectus of the Company (such proxy statement/prospectus in definitive form, the “Proxy Statement”), which Registration Statement was declared effective by the SEC on November 13, 2023, and the Company commenced mailing the Proxy Statement on or about November 15, 2023.

On December 18, 2023, the Company held an extraordinary general meeting of its shareholders, at which shareholders approved the proposals set forth in the Proxy Statement.

The Proxy Statement disclosed the expected composition of the following committees of the Board of Directors of New DIH as follows: (1) Audit Committee: Ken Ludlum (Chair), Lynden Bass and Cathryn Chen; (2) Governance Committee: F. Samuel Eberts III (Chair), Lynden Bass and Dr. Patrick Bruno; and (3) Nominating and Compensation Committee: Max Baucus (Chair), Jason Chen and Cathryn Chen. The Company hereby updates such disclosure to modify the expected composition of the committees of the Board of Directors New DIH as set forth below:

Audit Committee:

Ken Ludlum (Chair),

Max Baucus,

Cathryn Chen

Nominating and Compensation Committee:

Max Baucus (Chair),

Cathryn Chen

Ken Ludlum

Governance Committee:

F. Samuel Eberts III (Chair)

Cathryn Chen

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aurora Technology Acquisition Corp.

By:	/s/ Zachary Wang
Name:	Zachary Wang
Title:	Chief Executive Officer and Chairman

Dated: February 6, 2024